EXHIBIT 10.1

EXECUTION COPY

FOURTEENTH AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT

This FOURTEENTH AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of January 14, 2026 (this “Amendment”), is entered into among GOLDMAN SACHS BDC, INC., a Delaware corporation (the “Borrower”), solely for purposes of Section 5.9, each Subsidiary Guarantor party to the Guarantee and Security Agreement (collectively, the “Subsidiary Guarantors”, and each individually, a “Subsidiary Guarantor”), the LENDERS party hereto and TRUIST BANK, as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the lenders party thereto (the “Lenders”), the Issuing Banks, and the Administrative Agent entered into that certain Senior Secured Revolving Credit Agreement dated as of September 19, 2013 (as amended by that certain First Omnibus Amendment to Senior Secured Revolving Credit Agreement and Guarantee and Security Agreement, dated as of October 3, 2014, by that certain Second Amendment to Senior Secured Revolving Credit Agreement, dated as of November 4, 2015, by that certain Third Amendment to Senior Secured Revolving Credit Agreement, dated as of December 16, 2016, by that certain Fourth Amendment to Senior Secured Revolving Credit Agreement, dated as of February 21, 2018, by that certain Fifth Amendment to Senior Secured Revolving Credit Agreement, dated as of September 17, 2018, by that certain Sixth Amendment to Senior Secured Revolving Credit Agreement, dated as of February 25, 2020, by that certain Seventh Amendment to Senior Secured Revolving Credit Agreement, dated as of November 20, 2020, by that certain Eighth Amendment to Senior Secured Revolving Credit Agreement, dated as of August 13, 2021, by that certain Ninth Amendment to Senior Secured Revolving Credit Agreement, dated as of May 5, 2022, by that certain Tenth Omnibus Amendment to Senior Secured Revolving Credit Agreement and Guarantee and Security Agreement, dated as of October 18, 2023, by that certain Eleventh Amendment to Senior Secured Revolving Credit Agreement, dated as of June 28, 2024, by that certain Twelfth Amendment to Senior Secured Revolving Credit Agreement, dated as of June 24, 2025, by that certain Thirteenth Amendment to Senior Secured Revolving Credit Agreement, dated as of December 17, 2025, and as further amended or otherwise modified prior to the Fourteenth Amendment Effective Date, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders extended certain commitments and made certain loans to the Borrower; and

WHEREAS, the Borrower and the other parties hereto desire to amend the Existing Credit Agreement to make certain changes, as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Existing Credit Agreement, the parties hereto agree as follows:

SECTION 1.
Definitions. All capitalized terms not otherwise defined herein are used as defined in (or by reference in) the Existing Credit Agreement as amended hereby.

DOCVARIABLE #DNDocID \* MERGEFORMAT 1755968949

SECTION 2.
Amendments to Existing Credit Agreement. Subject to the occurrence of the Fourteenth Amendment Effective Date (as hereinafter defined), the parties hereto hereby agree that the Existing Credit Agreement is hereby amended as follows:
(a)
Clause (j) of Section 6.01 of the Existing Credit Agreement is hereby amended by replacing the amount “1,000,000,000” with the amount $1,400,000,000” where it appears therein.
SECTION 3.
[Reserved].
SECTION 4.
Conditions Precedent. Section 2 hereof shall become effective on the date (the “Fourteenth Amendment Effective Date”) when the Administrative Agent shall have received:
(a)
from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment; and
(b)
evidence of payment by the Borrower of any fees and expenses due and owing by the Borrower to the Administrative Agent as of the date hereof.
SECTION 5.
Miscellaneous.
5.1.
Representations and Warranties. The Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) no Default or Event of Default shall have occurred and be continuing on the Fourteenth Amendment Effective Date, both immediately before and after giving effect to this Amendment and (iii) its representations and warranties as set forth in the Loan Documents, as applicable, are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (unless such representations and warranties specifically refer to a previous day, in which case, they shall be complete and correct in all material respects (or, with respect to such representations or warranties qualified by materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such previous day).
5.2.
References to Existing Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Existing Credit Agreement, as amended hereby, and each reference to the Existing Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Existing Credit Agreement shall mean and be a reference to the Existing Credit Agreement, as amended hereby.
5.3.
Effect on Existing Credit Agreement. Except as specifically amended above, the Existing Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. This Amendment does not constitute a novation or termination of the Credit

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Agreement Obligations (as defined in the Guarantee and Security Agreement) under the Existing Credit Agreement as in effect immediately prior to the effectiveness of this Amendment and which remain outstanding.
5.4.
No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent under the Existing Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein. The parties hereto hereby agree that this Amendment is a Loan Document.
5.5.
Governing Law; Waiver of Jury Trial.
(a)
This Amendment shall be construed in accordance with and governed by the law of the State of New York.
(b)
EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.5(b).
5.6.
Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void).
5.7.
Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.
5.8.
Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
5.9.
Reaffirmation. The Subsidiary Guarantors each hereby consent to the terms of this Amendment, each confirm that its Guarantee under the Guarantee and Security Agreement remains unaltered and in full force and effect and each hereby reaffirm, ratify and confirm the terms and conditions of the Guarantee and Security Agreement.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GOLDMAN SACHS BDC, INC.,
as Borrower

By:	/s/ Tucker Greene
	Name:	Tucker Greene
	Title:	Chief Operating Officer

Signature Page to Fourteenth Amendment

TRUIST BANK,
as the Administrative Agent and a Lender

By:	/s/ Michael J. Landry
	Name:	Michael J. Landry
	Title:	Director

Signature Page to Fourteenth Amendment

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Sidhima Daruka
	Name:	Sidhima Daruka
	Title:	Director

Signature Page to Fourteenth Amendment

MUFG BANK, LTD.,
as a Lender

By:
Name:
Title:

Signature Page to Fourteenth Amendment

SUMITOMO MITSUI BANKING
CORPORATION,
as a Lender

By:	/s/ Shane Klein
	Name:	Shane Klein
	Title:	Managing Director

Signature Page to Fourteenth Amendment

HSBC BANK USA, N.A.,
as a Lender

By:	/s/ Michael Flynn
	Name:	Michael Flynn
	Title:	Director

Signature Page to Fourteenth Amendment

STATE STREET BANK AND TRUST COMPANY,
as a Lender

By:	/s/ Stephen Lynch
	Name:	Stephen Lynch
	Title:	Vice President

Signature Page to Fourteenth Amendment

SANTANDER BANK, N.A.,
as a Lender

By:
Name:
Title:

Signature Page to Fourteenth Amendment

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH,
as a Lender

By:	/s/ Huacheng Lin
	Name:	Huacheng Lin
	Title:	Vice President

By:	/s/ Charles Inkeles
	Name:	Charles Inkeles
	Title:	Executive Director

Signature Page to Fourteenth Amendment

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Gretell Merlo
	Name:	Gretell Merlo
	Title:	Authorized Signatory

Signature Page to Fourteenth Amendment

ING CAPITAL, LLC,
as a Lender

By:	/s/ Grace Fu
	Name:	Grace Fu
	Title:	Managing Director

By:	:/s/ Richard Troxel
	Name:	Richard Troxel
	Title:	Director

Signature Page to Fourteenth Amendment

BARCLAYS BANK PLC,
as a Lender

By:
Name:
Title:

Signature Page to Fourteenth Amendment

BNP PARIBAS,
as a Lender

By:	/s/ Sara Samarasinghe
	Name:	Sara Samarasinghe
	Title:	Managing Director

By:	/s/ Ainaa Azhar
	Name:	Ainaa Azhar
	Title:	Director

Signature Page to Fourteenth Amendment

CANADIAN IMPERIAL BANK OF COMMERCE,
as a Lender

By:	/s/ Genevieve LeGresley
	Name:	Genevieve LeGresley
	Title:	Executive Director

Signature Page to Fourteenth Amendment

CIT FINANCE LLC,
as a Lender

By:	/s/ Robert L. Klein
	Name:	Robert L. Klein
	Title:	Managing Director

Signature Page to Fourteenth Amendment

BANKUNITED, N.A.,
as a Lender

By:
Name:
Title:

Signature Page to Fourteenth Amendment

Agreed and acknowledged solely with respect to Section 5.9
GSBD WINE I, LLC, as a Subsidiary Guarantor

By:	/s/ Tucker Greene
	Name:	Tucker Greene
	Title:	Manager

Signature Page to Fourteenth Amendment

MMLC WINE I, LLC, as a Subsidiary Guarantor

By:	/s/ Tucker Greene
	Name:	Tucker Greene
	Title:	Manager

Signature Page to Fourteenth Amendment

BDC BLOCKER I, LLC (f/k/a My-On BDC Blocker, LLC), as a Subsidiary Guarantor

By: Goldman Sachs BDC, Inc., its sole member

By:	/s/ Tucker Greene
	Name:	Tucker Greene
	Title:	Chief Operating Officer

Signature Page to Fourteenth Amendment

MMLC BLOCKER I, LLC (f/k/a My-On MMLC Blocker, LLC), as a Subsidiary Guarantor

By: Goldman Sachs BDC, Inc., its sole member

By:	/s/ Tucker Greene
	Name:	Tucker Greene
	Title:	Chief Operating Officer

Signature Page to Fourteenth Amendment

GSBD BLOCKER II, LLC, as a Subsidiary Guarantor

By: Goldman Sachs BDC, Inc., its sole member

By:	/s/ Tucker Greene
	Name:	Tucker Greene
	Title:	Chief Operating Officer

Signature Page to Fourteenth Amendment

MMLC BLOCKER II, LLC, as a Subsidiary Guarantor

By: Goldman Sachs BDC, Inc., its sole member

By:	/s/ Tucker Greene
	Name:	Tucker Greene
	Title:	Chief Operating Officer

Signature Page to Fourteenth Amendment

GSBD BLOCKER III LLC, as a Subsidiary Guarantor

By: Goldman Sachs BDC, Inc., its sole member

By:	/s/ Tucker Greene
	Name:	Tucker Greene
	Title:	Chief Operating Officer

Signature Page to Fourteenth Amendment

MMLC BLOCKER III LLC, as a Subsidiary Guarantor

By: Goldman Sachs BDC, Inc., its sole member

By:	/s/ Tucker Greene
	Name:	Tucker Greene
	Title:	Chief Operating Officer

Signature Page to Fourteenth Amendment

GSBD BLOCKER IV LLC, as a Subsidiary Guarantor

By: Goldman Sachs BDC, Inc., its sole member

By:	/s/ Tucker Greene
	Name:	Tucker Greene
	Title:	Chief Operating Officer

Signature Page to Fourteenth Amendment

GSBD BLOCKER V LLC, as a Subsidiary Guarantor

By: Goldman Sachs BDC, Inc., its sole member

By:	/s/ Tucker Greene
	Name:	Tucker Greene
	Title:	Chief Operating Officer

Signature Page to Fourteenth Amendment